Fair Value Measurements	12 Months Ended
Jan. 31, 2016
Fair Value Disclosures [Abstract]
Fair value measurements
Fair Value Measurements
The Company records and discloses certain financial and non-financial assets and liabilities at fair value. The fair value of an asset is the price at which the asset could be sold in an ordinary transaction between unrelated, knowledgeable and willing parties able to engage in the transaction. The fair value of a liability is the amount that would be paid to transfer the liability to a new obligor in a transaction between such parties, not the amount that would be paid to settle the liability with the creditor. Assets and liabilities recorded at fair value are measured using the fair value hierarchy, which prioritizes the inputs used in measuring fair value. The levels of the fair value hierarchy are:

•	Level 1: observable inputs such as quoted prices in active markets;

•	Level 2: inputs other than quoted prices in active markets that are either directly or indirectly observable; and

•	Level 3: unobservable inputs for which little or no market data exists, therefore requiring the Company to develop its own assumptions.
Recurring Fair Value Measurements
The Company holds derivative instruments that are required to be measured at fair value on a recurring basis. The fair values are the estimated amounts the Company would receive or pay upon termination of the related derivative agreements as of the reporting dates. The fair values have been measured using the income approach and Level 2 inputs, which include the relevant interest rate and foreign currency forward curves. As of January 31, 2016 and 2015, the notional amounts and fair values of these derivatives were as follows:

	January 31, 2016		January 31, 2015
(Amounts in millions)	Notional Amount	Fair Value	Notional Amount	Fair Value
Receive fixed-rate, pay variable-rate interest rate swaps designated as fair value hedges	$5,000	$173	$500	$12
Receive fixed-rate, pay fixed-rate cross-currency swaps designated as net investment hedges	1,250	319	1,250	207
Receive fixed-rate, pay fixed-rate cross-currency swaps designated as cash flow hedges	4,132	(609)	4,329	(317)
Receive variable-rate, pay fixed-rate interest rate swaps designated as cash flow hedges	—	—	255	(1)
Total	$10,382	$(117)	$6,334	$(99)

Nonrecurring Fair Value Measurements
In addition to assets and liabilities that are recorded at fair value on a recurring basis, the Company's assets and liabilities are also subject to nonrecurring fair value measurements. Generally, assets are recorded at fair value on a nonrecurring basis as a result of impairment charges. The Company did not record any significant impairment charges to assets measured at fair value on a nonrecurring basis during the fiscal years ended January 31, 2016 or 2015.
Other Fair Value Disclosures
The Company records cash and cash equivalents and short-term borrowings at cost. The carrying values of these instruments approximate their fair value due to their short-term maturities.
The Company's long-term debt is also recorded at cost. The fair value is estimated using Level 2 inputs based on the Company's current incremental borrowing rate for similar types of borrowing arrangements. The carrying value and fair value of the Company's long-term debt as of January 31, 2016 and 2015, are as follows:

	January 31, 2016		January 31, 2015
(Amounts in millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
Long-term debt, including amounts due within one year	$40,959	$46,965	$45,896	$56,237